Note 16 - Inventories, net - Components of Inventories (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Note 16 - Inventories, net
Finished goods	$ 1,479,289	$ 1,332,646
Goods in process	875,413	993,294
Raw materials	445,673	504,124
Supplies	696,974	712,059
Goods in transit	334,711	370,993
Inventories, Gross	3,832,060	3,913,116
Allowance for obsolescence, see note 25 (i)	(230,002)	(203,174)
Total current inventories	$ 3,602,058	$ 3,709,942